SCHEDULE 14A INFORMATION

            PROXY STATEMENT PURSUANT TO SECTION 14(A)
             OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the registrant                         [ X ]
Filed by a party other than the registrant      [   ]
Check the appropriate box:
[   ]Preliminary proxy statement
[   ]Confidential, For Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[ X ]Definitive proxy statement
[   ]Definitive additional materials
[   ]Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                          NET LNNX, INC.
        (Name of Registrant as Specified in Its Charter)

  ___________________________________________________________________
  (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of filing fee (Check the appropriate box):

[ X ]No fee required
[   ]Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
          _______________________________________________________________

     (2)  Aggregate number of securities to which transaction applies:
          _______________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          _______________________________________________________________

     (4)  Proposed maximum aggregate value of transaction:
          _______________________________________________________________


     (5)  Total fee paid:
          _______________________________________________________________


[   ]Fee paid previously with preliminary materials.
[   ]Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:
          _______________________________________________________________

     (2)  Form, Schedule or Registration Statement No.:
          _______________________________________________________________

     (3)  Filing party:
          _______________________________________________________________

     (4)  Date filed:
          _______________________________________________________________

                          NET LNNX, INC.
                      7700 N.W. 37th AVENUE
                      MIAMI, FLORIDA 33147


      NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                        ON JULY 26, 1999


    The Annual Meeting of Shareholders of Net Lnnx, Inc. (the "Company") will be held on July 26, 1999 at 7700 N.W. 37th Avenue, Miami, FL 33147 at 10:00 a.m., local time, to consider and act upon the following matters:

    1. To approve and adopt an Agreement and Plan of Merger providing for the merger of the Company into our wholly-owned subsidiary, PrintOnTheNet.com, Inc. ("POTN") for the purpose of changing the Company's state of incorporation from Pennsylvania to Delaware (the "Reincorporation"), and in connection with the Reincorporation approve and increase in the Company's authorized capital stock from 25,000,000 shares to 50,000,000 shares consisting of 40,000,000 shares of common stock, $.001 par value, and 10,000,000 shares of preferred stock, $.001 par value;

    2.  To approve and adopt the Company's 1999 Stock Incentive Plan;

    3.  To elect four directors to serve for the ensuing year;

    4. To ratify the selection by the Board of Directors of Berkowitz Dick Pollack & Brant as the Company's independent accountants for the current fiscal year; and

    5. To transact such other business as may properly come before the meeting or any adjournment thereof.

    Shareholders of record at the close of business on July 15, 1999 will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. The stock transfer books of the Company will remain open following the record date.

    All shareholders are cordially invited to attend the Annual Meeting.


                                                     By Order of the Board of
                                                     Directors,



                                                     Benjamin Rogatinsky
                                                     Chief Executive Officer

Miami, Florida
July 16, 1999

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES.

                         NET LNNX, INC.
                     7700 N.W. 37th AVENUE
                     MIAMI, FLORIDA  33147


                        PROXY STATEMENT

                 ANNUAL MEETING OF SHAREHOLDERS

                     Dated:  July 16, 1999

     This Proxy Statement has been prepared and is furnished by the Board of Directors of Net Lnnx, Inc. (the "Company") in connection with the solicitation of proxies for the Annual Meeting of Shareholders of the Company to be held on July 26, 1999, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Meeting.

     It is anticipated that this Proxy Statement and the accompanying form of proxy will be mailed to shareholders on or about July 16, 1999. The Company's Annual Report, including audited financial statements for the fiscal year ended December 31, 1998, is being mailed or delivered concurrently with this Proxy Statement. The Annual Report is not to be regarded as proxy soliciting material.

     Only shareholders of record of the Company's common stock, no par value (the "Common Stock"), at the close of business on July 15, 1999, are entitled to vote at the Annual Meeting. On that date, there were 19,134,102 issued and outstanding shares of Common Stock entitled to vote on each matter to be presented at the meeting.

     Shares represented by a properly executed proxy received in time to permit its use at the Annual Meeting or any adjournment thereof will be voted in accordance with the instructions indicated therein. If no instructions are indicated, the shares represented by the proxy will be voted:


    * for the approval and adoption of the Agreement and Plan of Merger resulting in the Reincorporation of the Company;

    *   for the approval and adoption of the 1999 Stock
        Incentive Plan;

    *   for the election of all nominees for director;

    *   for the ratification of the appointment of Berkowitz
        Dick Pollack & Brant as the independent certified public accountants of the Company for the fiscal year ending December 31, 1999; and

    * in the discretion of the proxy holders as to any other matter which may properly come before the Annual
        Meeting.

    A shareholder who has given a proxy may revoke it at any time before it is voted at the Annual Meeting by giving written notice of revocation to the Secretary of the Company, by submitting a proxy bearing a later date, or by attending the Annual Meeting and voting in person.

    The expense of soliciting proxies will be borne by the Company. Proxies will be solicited principally by mail, but directors, officers and regular employees of the Company may solicit proxies personally, by telephone or by facsimile transmission. The Company will reimburse custodians, nominees or other persons for their out-of-pocket expenses in sending proxy material to beneficial owners.

    Each share of Common Stock entitles the holder thereof to cast one vote on each matter to be voted upon at the 1999 Annual Meeting. A majority of the outstanding shares will constitute a quorum at the meeting. Abstentions and broker non-votes are counted only for purposes of electing directors in accordance with Proposal Three. None of the actions to be voted upon at the 1999 Annual Meeting shall create dissenters' rights under the Pennsylvania General Corporation Law.

    You are requested, regardless of the number of shares you hold, to sign the proxy and return it promptly in the enclosed envelope.


       CERTAIN INFORMATION WITH RESPECT TO DIRECTORS AND
                      EXECUTIVE OFFICERS

    The Board of Directors of the Company did not hold a meeting during the fiscal year ended December 31, 1998. The
Board currently does not have a standing Audit Committee, Compensation Committee, or Nominating Committee.

    There are four members of the Company's Board of Directors. The four persons have been nominated by the Board of Directors to serve as directors for the next year. All are currently Directors of the Company. Three are the Company's executive officers in addition to their serving as Directors of the Company. Set forth below are the names, ages as of May 1, 1999, and business experience of all four:


Benjamin Rogatinsky        31       CEO and Chairman of the
                                    Board of Directors

Samuel Rogatinsky          29       President, Chief Operating
                                    Officer and Director

Paul Lambert               31       Chief Financial Officer
                                    and Director

William R. Colucci         59       Director


    Benjamin Rogatinsky has been the Chief Executive Officer and Chairman of the Board of Directors of the Company since March 1999. From 1996 to date, Mr. Rogatinsky has been the President of National Lithographers and Publishers, Inc., a commercial printing company. From 1997 to date, Mr. Rogatinsky has also been employed as the President of PrintAmerica Management Company, Inc. Benjamin Rogatinsky is the brother of Samuel Rogatinsky. Mr. Rogatinsky practiced certified public accounting from 1993 to 1996.

    Samuel Rogatinsky has been the President, Chief Operating Officer and a Director of the Company since March 1999. From 1996 to date, Mr. Rogatinsky has served as the Vice President of National Lithographers and Publishers, Inc., a commercial printing company. From 1997 to date, Mr. Rogatinsky has also been the Vice President of PrintAmerica Management Company, Inc. Samuel Rogatinsky is the brother of Benjamin Rogatinsky. Mr. Rogatinsky was an attorney in private practice from 1994 to 1996.

    Mr. Lambert has been the Chief Financial Officer and a Director of the Company since March 1999. For the past five years, Mr. Lambert has also served as the President of Lambert
Advisors, a management consulting company.

    Mr. Colucci has been a Director of the Company since September, 1997. Mr. Colucci is also presently a consultant with a privately held management firm known as Harbor Town Management Group, Inc., a Florida corporation, which provides investment banking and business consulting services. From June 1996 to May 1997, Mr. Colucci served as Chief Operating Officer and SEC Compliance officer for Physicians Laser Services, Inc., a publicly traded Delaware corporation. From April 1991 to May 1996, Mr. Colucci served as a senior partner of Decision Dynamics, Inc., a private business and real estate consulting firm.


DIRECTORS' COMPENSATION

   All directors hold office until the next annual meeting of shareholders and the election and qualification of their successors. Each person who serves as a director of the Company is reimbursed up to $500 for travel expenses if the director must travel to South Florida and is required to return to South Florida to attend an emergency director's meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth the number of shares,
based on information obtained from the persons named below, of the Common Stock and the Preferred Stock of the Company
beneficially owned as of May 31, 1999 by:

   *   owners of more than 5% of the Company's Common
       Stock; and

   * all officers and directors of the Company individually and as a group.



Name & Address of        Amount & Nature     Percent of     Amount and Nature         Percent of Class
Beneficial Owner(1)      of Beneficial       Class(3)       of Beneficial             Assuming Conversion
                         Owner(2)                           Ownership Assuming        of Preferred Stock
                                                            Conversion of             into Common Stock
                                                            Preferred Stock
                                                            into Common Stock(4)

Benjamin Rogatinsky        7,837,500           40.96%           11,260,825                 42.75%

Samuel Rogatinsky          7,837,500           40.96%           11,260,825                 42.75%

Paul Lambert                 825,000            4.31%            1,185,350                  4.50%

William R. Colucci(5)        197,500            1.20%              197,500                     *%

All officers and
directors as a
group (4 persons)(5)      16,697,500           87.27%           23,902,000                  90.75%
__________________

* Less than 1%



  (1) The address of each of the persons listed above is care of the Company.
  (2) Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of stock beneficially owned by them.
  (3) Based upon 19,134,102 shares of Common Stock outstanding as of May 31, 1999.
  (4) Includes 1,000,000 shares of Preferred Stock that are convertible into 7,207,000 shares of Common Stock.
  (5) Includes the right to purchase up to 75,000 shares of the Company's Common Stock at any date prior to November 25, 1999.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT.

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, officers and persons who own more than 10% of the Common Stock of the Company ("Reporting Persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Reporting Persons are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) reports they file. Based solely upon a review of (i) copies of section 16(a) filings received by the Company during or with respect to the 1998 fiscal year and
(ii) certain written representations of its officers and directors with respect to the filing of annual reports of changes in beneficial ownership, the Company believes that each filing required to be made pursuant to Section 16(a) of the Exchange Act during the 1998 fiscal year has been filed in a timely manner, except as follows:

    Ronald W. Hayes, Jr., a former officer, director and beneficial owner of more than 10% of the Company's common stock in July, 1998, failed to timely file a required Form 4 for July 1998 with respect to one transaction. William R. Colucci, a director, failed to timely file a required Form 4 for July 1998 with respect to one transaction. To the best knowledge of the Company, Robert & Cyndee Hackney, JTWROS, beneficial owners of more than 10% of the Company's common stock during 1998, were delinquent with their Exchange Act
Section 16(a) reporting requirements during the most recent fiscal year.

                COMPENSATION OF EXECUTIVE OFFICERS

   Other than indicated in the following table, no compensation has been paid or accrued for the benefit of any executive officer or directors of the Company during the fiscal year ended December 31, 1998.


                                                                                  Long Term Compensation
                                                                                  ----------------------
                                 Annual Compensation                           Awards                Payouts
                      -------------------------------------------             -------                -------
  (a)                  (b)         (c)         (d)          (e)          (f)         (g)           (h)           (i)
                                                          Other
                                                          Annual      Restricted  Securities                   All Other
Name &                                                    Compen-     Stock       Underlying      LTIP         Compen-
Position              Year      Salary($)    Bonus($)     sation      Award(s)    Options/        Payouts      sation
                                                                        ($)       Sars(#)           ($)           ($)

Ronald W. Hayes,      1998      10,200(1)      -0-          -0-         -0-          -0-              -0-       20,000(2)
Jr. Director,
Chairman of the
Board and
President

William R. Colucci    1998      $33,391(3)     -0-          -0-         -0-           -0-             -0-        5,000(4)
Director



Notes to table:
  (1) In July 1998, Ronald W. Hayes, Jr. was granted 30,000 shares of common stock of the Company as compensation for serving as the Company's Chairman of the Board of Directors and President. The per share closing market price of the Company's common stock on July 14, 1998, the date of the grant, was $.034.
  (2) As part of his compensation for serving as a director of the Company during 1997, Ronald W. Hayes, Jr. was awarded options to purchase 100,000 shares of the Company's common stock at a price of $0.875 per share exercisable, in whole or in part, at any time on or before January 31, 1999. On January 1, 1998, in connection with the terms of a contemplated merger which never occurred, the Company redeemed all such 100,000 options at a per option price of $0.20 or $20,000 in the aggregate, and such options were canceled. The per share closing market price of the Company's common stock on December 31, 1997 was $0.25.
  (3) In July 1998, William R. Colucci was granted 98,209 shares of common stock of the Company (an aggregate value of $33,391) as compensation for serving as a director and officer of the Company. The per share closing market price of the Company's common stock on July 14, 1998, the date of the grant, was $0.34.
  (4) As part of his compensation for serving as a director of the Company during 1997, William R. Colucci was awarded options to purchase 100,000 shares of the Company's common stock at a price of $0.687 per share. On January 1, 1998, in connection with the terms of a contemplated merger which never occurred, the Company redeemed 25,000 options at a per option price of $0.20 or $5,000 in the aggregate, and such redeemed options were canceled. The per share closing market price of the Company's common stock on December 31, 1997 was $0.25.

    The Company has no bonus or incentive plans in effect, nor are there any understandings in place concerning additional compensation to the Company's officers and directors, other than the proposed 1999 Stock Incentive Plan
(See Proposal Two).


            CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   Except for the issuance of the Company's shares of Common and Preferred Stock in the acquisition of PrintOnTheNet.com, Inc., since 1997, no director or executive officer of the Company, any nominee to election as a director, or any person known to the Company to own of record or beneficially more than 5% of the Company's Common Stock or any member of the immediate family of any of the foregoing persons had, or will have, any direct or material interest in any transaction or series of similar transactions to which the Company or any of its subsidiaries, was or is to be a party, in which the amount involved exceeds $60,000.

   On March 11, 1999, the Company acquired all of the common stock of PrintOnTheNet.com, Inc. The acquisition was accomplished by merging PrintOnTheNet.com, Inc. with a wholly owned subsidiary of Net Lnnx. PrintOnTheNet.com, Inc. then became a wholly owned subsidiary of Net Lnnx. Shareholders of PrintOnTheNet.com, Inc. received 16,500,000 shares of common stock of Net Lnnx and 1,000,000 shares of preferred stock of Net Lnnx convertible into an additional 7,207,000 shares of common stock in exchange for their PrintOnTheNet.com, Inc.. stock. As a result, PrintOnTheNet.com, Inc. shareholders now own approximately 90% of the common stock of Net Lnnx assuming the shares of Preferred Stock are converted into shares of Net Lnnx Common Stock. Immediately following the acquisition, all but one of the members of Net Lnnx Board of Directors resigned. William R. Colucci continued to serve as a Director of Net Lnnx and the former shareholders of PrintOnTheNet.com, Inc., Benjamin Rogatinsky, Samuel Rogatinsky, and Paul Lambert, were elected to the Board to fill the vacancies created by the resignations.


                         PROPOSAL ONE

        APPROVAL OF THE REINCORPORATION OF THE COMPANY
                   INTO THE STATE OF DELAWARE

   The Board of Directors has unanimously approved a proposal to change the Company's state of incorporation from Pennsylvania to Delaware (the "Reincorporation"). The Board of Directors believes this change to be in the best interests of the Company and its shareholders for several reasons.

   * The Reincorporation will allow the Company the increased flexibility and predictability afforded by Delaware law.

   * Reincorporation will enhance the Company's ability to attract and retain qualified members of the Company's Board of Directors as well as encourage directors to continue to make independent decisions in good faith on behalf of the Company.

   * Reincorporation will enable the Board to more fully consider any proposed takeover attempt and to better negotiate terms that maximize the benefit to the Company and its shareholders.

   Predictability of Delaware Law. For many years Delaware has followed a policy of encouraging incorporation in that state. As part of that policy, Delaware has adopted comprehensive corporate laws that are revised regularly to meet changing business circumstances. The Delaware legislature is particularly sensitive to issues regarding corporate law and is especially responsive to developments in modern corporate law. The Delaware courts have developed considerable expertise in dealing with corporate issues as well as a substantial body of case law construing Delaware's corporate law. As a result of these factors, it is anticipated that Delaware law will provide greater predictability in the Company's legal affairs than is presently available under Pennsylvania law.

    Ability to Attract and Retain Directors. In 1986, Delaware amended its corporate law to allow corporations to limit the personal monetary liability of its directors for their conduct as directors under certain circumstances. The directors have elected to adopt such a provision in the Restated Certificate of Incorporation that would govern the Company after the Reincorporation. Delaware law does not permit a Delaware corporation to limit or eliminate the liability of its directors for breaches of their fiduciary duty of loyalty, intentional misconduct, bad faith conduct, unlawful distributions or any transaction from which the director derives an improper personal benefit. The Board of Directors believes that Delaware incorporation, and the provisions of the Delaware Certificate of Incorporation, will enhance the Company's ability to recruit and retain directors in the future. However, the shareholders should be aware that such a provision inures to the benefit of the directors, and the interest of the Board of Directors in recommending the Reincorporation may therefore be in conflict with the interests of the shareholders. See "Limitations on Director Liability" and "Indemnification of Officers and Directors" below for a more complete discussion of these issues.

    Hostile Takeovers. Delaware law permits the Company to take protective measures in order to deter hostile takeover attempts. A hostile takeover attempt may have a positive or a negative effect on the Company and its shareholders, depending on the circumstances surrounding a particular takeover attempt. Takeover attempts that have not been negotiated or approved by the board of directors of a corporation can seriously disrupt the business and management of a corporation and generally present to the shareholders the risk of terms which may be less than favorable to all of the shareholders than would be available in a board approved transaction. Board approved transactions may be carefully planned and undertaken at an opportune time in order to obtain maximum value for the corporation and all of its shareholders with due consideration to matters such as the recognition or postponement of gain or loss for tax purposes, the management and business of the acquiring corporation and maximum strategic deployment of corporate assets.

    The Board of Directors recognizes that hostile takeover attempts do not always have the unfavorable consequences or effects described above and may frequently be beneficial to the shareholders, providing all of the shareholders with considerable value for their shares. However, the Board of Directors believes that the potential disadvantages of unapproved takeover attempts are sufficiently great that prudent steps may in the future be required to reduce the likelihood of such takeover attempts, in the best interests of the Company and its shareholders.

    Shareholders should recognize that one of the effects of the Reincorporation may be to discourage a future attempt to acquire control of the Company which is not presented to and approved by the Board of Directors, but which a substantial number and perhaps even a majority of the Company's shareholders might believe to be in their best interests or in which shareholders might receive a substantial premium for their shares over the current market prices. As a result, shareholders that might desire to participate in such a transaction may not have an opportunity to do so.


METHOD OF REINCORPORATION

    The proposed Reincorporation would be accomplished by merging the Company into our sole wholly-owned Delaware subsidiary, PrintOnTheNet.com, Inc., pursuant to an Agreement and Plan of Merger, a copy of which is attached as Exhibit A to this Proxy Statement. Upon the effective date of the merger, the Delaware corporation's name will be PrintOnTheNet.com, Inc. The Reincorporation will not result in any change in the Company's business, assets or liabilities, will not cause its corporate headquarters to be moved and will not result in any relocation of management or other employees.

    On the effective date of the proposed Reincorporation, each outstanding share of the Company's common stock will automatically convert into one share of common stock of the Delaware corporation and each outstanding share of the Company's preferred stock will automatically convert into
7.207 shares of common stock of the Delaware corporation having the same rights, and shareholders of the Company will automatically become shareholders of the Delaware corporation. On the effective date of the Reincorporation, the number of outstanding shares of common stock of the Delaware corporation will be equal to the number of shares of common stock of the Company outstanding immediately prior to the effective date of the Reincorporation assuming the conversion of the preferred stock into shares of common stock. In addition, each outstanding option or right to acquire shares of common stock of the Company will be converted into an option or right to acquire an equal number of shares of common stock of the Delaware corporation, under the same terms and conditions as the original options or rights. The Company's 1999 Stock Incentive Plan (if approved by the shareholders at the Annual Meeting) will be adopted and continued by the Delaware corporation following the Reincorporation. Shareholders should recognize that approval of the proposed Reincorporation will constitute approval of the adoption and assumption of that plan by the Delaware corporation.

    No action need be taken by shareholders to exchange their stock certificates; this will be accomplished at the time of the next transfer by the shareholder. Certificates for shares in the Company will automatically represent an equal number of shares in the Delaware corporation upon completion of the merger.

    It is anticipated that the Reincorporation, if approved by the shareholders, would be completed as soon thereafter as practicable. However, the Reincorporation may be abandoned or the Agreement and Plan may be amended (with certain exceptions), either before or after shareholder approval has been obtained, if in the opinion of the Board of Directors, circumstances arise that make such action advisable; provided, that any amendment that would effect a material change from the charter provisions discussed in this Proxy Statement would require further approval by the holders of a majority of the outstanding shares of the common stock.


SIGNIFICANT CHANGES CAUSED BY REINCORPORATION

    In general, the Company's corporate affairs are presently governed by the corporate law of Pennsylvania, the Company's state of incorporation, the Company's Articles of Incorporation (the "Pennsylvania Articles") and by the Company's Bylaws, as amended (the "Pennsylvania Bylaws"), which have been adopted pursuant to Pennsylvania law. The Pennsylvania Articles and Pennsylvania Bylaws are available for inspection during business hours at the principal executive offices of the Company. In addition, copies may be obtained by writing to the Company at 7700 N.W. 37th Avenue, Miami, FL 33417, Attention: Benjamin Rogatinsky.

    If the Reincorporation proposal is adopted, the Company will merge into PrintOnTheNet.com, Inc., and its business will be continued by PrintOnTheNet.com, Inc. a Delaware corporation. Following the merger, issues of corporate governance and control would be controlled by Delaware, rather than Pennsylvania law. The Pennsylvania Articles and Pennsylvania Bylaws, will, in effect, be replaced by the Restated Certificate of Incorporation of PrintOnTheNet.com, Inc. (the "Delaware Certificate") and the bylaws of PrintOnTheNet.com, Inc. (the "Delaware Bylaws"), copies of which are attached as Exhibits B and C to this Proxy Statement.

    Limitations On Director Liability.   The Delaware
Certificate eliminates the liability of directors to the fullest extent permissible under Delaware law, as such law exists currently or as it may be amended in the future. Under
Delaware law, a corporation may not eliminate or limit director monetary liability for:

    * breaches of the director's duty of loyalty to the corporation or its shareholders;

    * acts or omissions not in good faith or involving intentional misconduct or knowing violations of law;

    * the payment of unlawful dividends or unlawful stock repurchases or redemptions; or

    * transactions in which the director received an improper personal benefit. A limitation of liability provision also may not limit director's liability for violation of, or otherwise relieve the Delaware corporation or its directors from the necessity of complying with, federal or state securities laws or affect the availability of non-monetary remedies such as injunctive relief or rescission.

    The proposed Reincorporation and associated measures are designed to shield a director from suits by the Delaware corporation or its shareholders for monetary damages for negligence or gross negligence by the director in failing to satisfy the director's duty of care. As a result, an action for monetary damages against a director predicated on a breach of the duty of care would be available only if the Delaware corporation or its shareholders were able to establish that the director was disloyal in his conduct, failed to act in good faith, engaged in intentional misconduct, knowingly violated the law, derived an improper personal benefit or approved an illegal dividend or stock repurchase. Consequently, the effect of such measures may be to limit or eliminate an effective remedy which might otherwise be available to a shareholder who is dissatisfied with the Board of Directors' decisions. Although an aggrieved shareholder could sue to enjoin or rescind an action taken or proposed by the Board of Directors, such remedies may not be timely or adequate to prevent or redress injury in all cases.

    The Company believes that directors are motivated to exercise due care in managing the Company's affairs primarily by concern for the best interests of the Company and its shareholders rather than by the fear of potential monetary damage awards. As a result, the Company believes that the Reincorporation proposal should sustain the Board of Directors' continued high standard of corporate governance without any decrease in accountability by directors to the Company and its shareholders. The Company also believes that failure to limit director liability as permitted by Delaware law may discourage highly qualified candidates from becoming directors of the Company.

    Indemnification of Officers and Directors. Delaware law permits indemnification of officers and directors against liability incurred in third-party actions if the indemnitee acted in good faith and he or she reasonably believed the acts were in or at least not opposed to the best interests of the Company. Delaware law states that the indemnification provided by statute shall not be deemed exclusive of any other rights under any bylaw, agreement, vote of shareholders or disinterested directors or otherwise. As a result, under Delaware law, the Delaware corporation is permitted to indemnify its directors and officers within the limits established by law and public policy, pursuant to an express contract, bylaw provision, shareholder vote, vote of disinterested directors or otherwise, any or all of which provide broad indemnification rights.

    The Board of Directors has recognized in considering this Reincorporation proposal that the individual directors have a personal interest in obtaining the application of Delaware law to such indemnity and limitation of liability issues affecting them and the Company in the event such issues arise from a potential future case. The Board of Directors also recognizes that the application of Delaware law, to the extent that any director or officer is actually indemnified, would result in expense to the Company. The Board of Directors believes, however, that the overall effect of Reincorporation is to provide a corporate legal environment that enhances the Company's ability to attract and retain high quality outside directors and thus benefits the interests of the Company and its shareholders.

    Anti-Takeover Measures. Delaware law has been widely viewed to permit a corporation greater flexibility in governing its internal affairs and its relationships with shareholders and other parties than do the laws of many other states. In particular, Delaware law permits a corporation to adopt a number of measures designed to reduce a corporation's vulnerability to hostile takeover attempts. The Board of Directors has not adopted or proposed other permitted anti-takeover measures at this time. However, there can be no assurance that the Board of Directors will not adopt such measures in the future.

    In addition to permitted anti-takeover measures, for certain corporations, Section 203 of the Delaware General Corporation Law ("Section 203") limits the ability of a potential acquirer to conduct a hostile takeover, as more fully described below. Section 203 only applies to Delaware corporations which have a class of voting stock that is (i) listed on a national securities exchange, (ii) authorized for quotation on the Nasdaq Stock Market or (iii) held of record by more than 2,000 shareholders. While the Company does not currently meet any of these tests, the Company may in the future meet one of the tests and become subject to Section 203.

   Under Section 203, certain "business combinations" by Delaware corporations with "interested stockholders" are subject to a three-year moratorium unless specified conditions are met. Section 203 prohibits a Delaware corporation from engaging in a "business combination" with an "interested shareholder" for three years following the date that such person becomes an interested stockholder.

    With certain exceptions, an interested stockholder is a person or group who or which owns 15% or more of the corporation's outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only), or is an affiliate or associate of the corporation and was the owner of 15% or more of such voting stock at any time within the previous three years. For purposes of Section 203, the term "business combination" is defined broadly to include mergers with or caused by the interested stockholder; sales or other dispositions to the interested stockholder (except proportionately with the corporation's other stockholders) of assets of the corporation or a subsidiary equal to ten percent or more of the aggregate market value of the corporation's consolidated assets or its outstanding stock; the issuance or transfer by the corporation or a subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder's proportionate ownership of any class or series of the corporation's or such subsidiary's stock); or receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary.

    The three year moratorium imposed on business combinations by Section 203 does not apply if: (i) prior to the date on which such stockholder becomes an interested stockholder the board of directors approves either the business combination or the transaction which resulted in the person becoming an interested stockholder; (ii) the interested stockholder owns 85% of the corporation's voting stock upon consummation of the transaction which made him or her an interested stockholder (excluding from the 85% calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans which do not permit employees to decide confidentially whether to accept a tender or exchange offer); or (iii) on or after the date such person becomes an interested stockholder, the board approves the business combination and it is also approved at a stockholder meeting by sixty-six and two-thirds percent (66 2/3%) of the voting stock not owned by the interested stockholder.

    A Delaware corporation may elect not to be governed by
Section 203 by a provision in its original certificate of incorporation or an amendment thereto or to the bylaws, which amendment must be approved by majority stockholder vote and may not be further amended by the board of directors. PrintOnTheNet.com, Inc.. does not intend to elect not to be governed by Section 203.

    The constitutionality of Section 203 is challenged from time to time in lawsuits arising out of ongoing takeover disputes, and it is not yet clear whether and to what extent its constitutionality will be upheld by the courts. The Company believes that so long as the constitutionality of
Section 203 is upheld, Section 203 will encourage any potential acquirer to negotiate with PrintOnTheNet.com, Inc.'s Board of Directors. Section 203 also has the effect of limiting the ability of a potential Delaware acquirer to make a two-tiered bid for the Delaware corporation in which all stockholders would not be treated equally. Shareholders should note that the application of Section 203 to the Delaware corporation will confer upon the Board the power to reject a proposed business combination, even though a potential acquirer may be offering a substantial premium for PrintOnTheNet.com, Inc.'s shares over the then current market price (assuming the stock is then publicly traded).

    There can be no assurance that the Board of Directors would not adopt any further anti-takeover measures available under Delaware law. Moreover, the availability of such measures under Delaware law, whether or not implemented, may have the effect of discouraging a future takeover attempt which a majority of PrintOnTheNet.com, Inc.'s shareholders may deem to be in their best interests or in which shareholders may receive a premium for their shares over then current market prices. As a result, shareholders who might desire to participate in such transactions may not have the opportunity to do so. Shareholders should recognize that, if adopted, the effect of such measures, along with the possibility of discouraging takeover attempts, may be to limit in certain respects the rights of shareholders of PrintOnTheNet.com, Inc.. compared with the rights of shareholders of the Company.

    The Board of Directors recognizes that hostile takeover attempts do not always have the unfavorable consequences or effects described above and may frequently be beneficial to the shareholders, providing all of the shareholders with considerable value for their shares. However, the Board of Directors believes that the potential disadvantages of unapproved takeover attempts (such as disruption of the Company's business and the possibility of terms which may be less than favorable to all of the shareholders than would be available in a board-approved transaction) are sufficiently great such that prudent steps to reduce the likelihood of such takeover attempts and to enable the Board of Directors to fully consider the proposed takeover attempt and actively negotiate its terms are in the best interests of the corporation and its shareholders.

    The Delaware Certificate would increase the number of shares of common stock the Company is authorized to issue from 25,000,000 shares to 50,000,000 shares consisting of 40,000,000 shares of common stock, $.001 par value, and 10,000,000 shares of preferred stock, $.001 par value. The additional 40,000,000 shares of common stock would be a part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the shares of common stock presently issued and outstanding. At May 31, 1999, 19, 134,102 shares of common stock were outstanding.
The Board of Directors believes it is desirable to increase the number of shares of common stock the Company is authorized to issue to provide the Company with adequate flexibility in the future. The Company has no present commitments, agreements, or intent to issue additional shares of common stock, other than with respect to currently reserved shares, in connection with transactions in the ordinary course of the Company's business, or shares which may be issued under the Company's proposed 1999 Stock Incentive Plan (See Proposal
Two).

    The Board believes it is prudent for the Company to have this flexibility. The holders of the Company's common stock are not entitled to preemptive rights. Accordingly, the issuance of additional shares of common stock might dilute, under certain circumstances, the ownership and voting rights of shareholders. The proposed increase in the number of shares of common stock the Company is authorized to issue is not intended to inhibit a change in control of the Company. The availability for issuance of additional shares of common stock could discourage, or make more difficult, efforts to obtain control of the Company. For example, the issuance of shares of common stock in a public or private sale, merger, or similar transaction would increase the number of outstanding shares, thereby possibly diluting the interest of a party attempting to obtain control of the Company. The Company is not aware of any pending or threatened efforts to acquire control of the Company.


EFFECT OF AUTHORIZATION OF PREFERRED STOCK

    The Board of Directors also believes it is advisable to authorize the issuance up to 10,000,000 shares of preferred stock, par value $.001 per share. The additional preferred stock would be available to the Company for issuance in one or more series as determined in the future by the Board of Directors. The Board would be empowered to fix, among other things, the designation of and number of shares to comprise each series and the relative rights, preferences and privileges of shares of each series, including the dividends payable thereon, voting rights, conversion rights, the price and terms on which shares may be redeemed, the amounts payable upon such shares in the event of voluntary of involuntary liquidation and any sinking fund provisions for redemption or purchases of such shares. The authorized shares of preferred stock would provide the Company with additional flexibility concerning possible future acquisitions and financing and enable it to quickly capitalize on company opportunities.

    In casting votes on this Proposal, stockholders should be aware that the Board of Directors, without further stockholder approval, may issue preferred stock with voting or conversion rights which could adversely affect the voting power of the holders of the common stock, or which could be used as a defensive measure in connection with an attempted hostile takeover of the Company. Such shares could be privately placed with purchasers who might align themselves with the Board of Directors in opposing a hostile takeover bid. In addition, the Board could authorize holders of series of preferred stock to vote as a class, either separately or with the holders of common stock, or any merger, sale or exchange of assets by the Company or any other extraordinary corporate transaction. The Board could also issue preferred stock having terms that could discourage an acquisition attempt or other transaction that some stockholders might believe to be in their best interest or in which stockholders might receive premium for their stock over the then current market price of such stock. The Company, however, has no plans or arrangement to issue any shares of preferred stock.

    The affirmative vote of a majority of the shares of common stock of the Company outstanding as of the Record Date will be required to approve this Proposal.

    Messrs. Ben Rogatinsky, Sam Rogatinsky and Paul Lambert have indicated they intend to vote for Proposal One.

     THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE
          REINCORPORATION OF THE COMPANY IN DELAWARE



                          PROPOSAL TWO

           APPROVAL OF THE 1999 STOCK INCENTIVE PLAN

    The Board of Directors believes that attracting and retaining highly qualified key employees and directors is essential to the Company's growth and success. The Board of Directors also believes that important advantages to the Company are gained by a comprehensive compensation program that includes different types of incentives for motivating such individuals and rewards for outstanding service. Stock options will be an important element of the Company's compensation program because stock options enable employees and directors to acquire or increase their proprietary interest in the Company promoting a close identity of interests between such individuals and the Company's shareholders. Stock options also provide to employees and directors an increased incentive to expend their maximum efforts for the success of the Company's business.

    On May 20, 1999 the Board of Directors adopted, subject to stockholder approval, the PrintOnTheNet.com, Inc. 1999 Stock Incentive Plan. In authorizing grants of options, the 1999 Stock Incentive Plan is intended to give the Company greater flexibility to respond to rapidly changing business, economic and regulatory requirements and conditions. In addition, such flexibility will enhance the ability of the Company to closely link compensation to performance. The 1999 Stock Incentive Plan will not become effective unless approved by the holders of a majority of the shares of common stock present or represented and voting thereon at the Annual Meeting.

    The following discussion of the material features of the 1999 Stock Incentive Plan is qualified by reference to the text of the 1999 Stock Incentive Plan which is set forth in Exhibit D hereto.

       Administration. The Stock Incentive Plan shall be administered by the Board, or in the Board's sole discretion by the Compensation Committee of the Board (the "Committee," and with the Board "the Administrator") or such other committee as may be specified by the Board to perform the functions and duties of the Committee under the Stock Incentive Plan. Subject to the provisions of the Stock Incentive Plan, the Administrator shall determine, from those eligible to be Participants, the persons to be granted stock options, stock appreciation rights and restricted stock, the amount of stock or rights to be optioned or granted to each such person, and the terms and conditions of any stock option, stock appreciation rights and restricted stock. Subject to the provisions of the Stock Incentive Plan, the Administrator is authorized to interpret the Stock Incentive Plan, to make, amend and rescind rules and regulations relating to the Stock Incentive Plan and to make all the determinations necessary or advisable for the Stock Incentive Plan's administration.

       Participants. The Participants in the Stock Incentive Plan are those employees, consultants and advisors of the Company who in the judgment of the Administrator are or will become responsible for the direction and financial success of the Company. Employees include officers and directors who are also employees of the Company.

       Shares Subject to Plan. The maximum number of shares with respect to which stock options or stock appreciation rights may be granted or which may be awarded as restricted stock under the Stock Incentive Plan is 4,000,000 shares of Common Stock. Shares covered by expired or terminated stock options or stock appreciation rights or forfeited restricted stock awards will again become available for grant or award under the Stock Incentive Plan. The number of shares subject to each outstanding stock option, stock appreciation right or restricted stock award, the option price with respect to outstanding stock options, the grant value with respect to outstanding stock appreciation rights and the aggregate number of shares remaining available under the Stock Incentive Plan will be subject to such adjustment as the Administrator, in its discretion, deems appropriate to reflect such events as stock dividends, stock splits, recapitalizations, mergers, consolidations or reorganizations of, or by, the Company.

       Stock Options and Stock Appreciation Rights. Subject to the terms of the Stock Incentive Plan, the Administrator may grant to Participants either Incentive Options meeting the definition of an incentive stock option under Section 422 of the Code or Nonqualified Options not meeting such definition, or any combination thereof. The exercise price for an Incentive Option may not be less than 100% of the fair market value of the stock on the date of grant; however, the exercise price for an Incentive Option granted to an employee who owns more than 10% of the voting stock of the Company or any subsidiary may not be less than 110% of the fair market value of the stock on the date of grant.

       Subject to the terms of the Stock Incentive Plan, the Administrator may grant stock appreciation rights to Participants either in conjunction with, or independently of, any stock options. Stock appreciation rights may be granted in conjunction with stock options as an alternative right or as an additional right. Upon exercise of a stock appreciation right, a Participant will generally be entitled to receive an amount equal to the difference between the fair market value of the shares at the time of grant and the fair market value of the shares at the time of exercise. This amount may be payable in cash, shares of Common Stock or a promissory note from the Participant, or any combination thereof, as determined in the discretion of the Administrator.

       The exercise period for stock options and stock appreciation rights will be determined by the Administrator, but no stock option or stock appreciation right may be exercisable prior to the expiration of six months from the date of grant or after 10 years from the date of grant, subject to certain conditions and limitations.

       Incentive options and related stock appreciation rights are not transferable by a Participant other than by will or by the laws of descent and distribution, and incentive options and related stock appreciation rights are exercisable, during the lifetime of the Participant, only by the Participant.

       If the employment or consultancy of a Participant by the Company terminates, the Administrator may, in its discretion, permit the exercise of stock options and stock appreciation rights granted to such Participant (i) for a period not to exceed three months following termination of employment with respect to Incentive Options or related stock appreciation rights if termination of employment is not due to death or permanent disability of the Participant, (ii) for a period not to exceed one year following termination of employment with respect to Incentive Options or related stock appreciation rights if termination of employment is due to the death or permanent disability of the Participant, and (iii) for a period not to extend beyond the expiration date with respect to Nonqualified Options or related or independently granted stock appreciation rights.

       Restricted Stock Awards. Subject to the terms of the Stock Incentive Plan, the Administrator may award shares of restricted stock to Participants. All shares of restricted stock will be subject to the following terms and conditions, among others: (i) at the time of each award of restricted shares, a restricted period of no less than six months and no greater than five years, will be established for the shares. The restricted period may differ among Participants and may have different expiration dates with respect to portions of shares covered by the same award; (ii) shares of restricted stock awarded to Participants may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered during the restricted period applicable to such shares. Except for such restrictions on transfer, a Participant will have all of the rights of a shareholder in respect to restricted shares awarded to him or her including the right to receive any dividends on, and the right to vote, the shares; and (iii) if a Participant ceases to be an employee or consultant of the Company for any reason other than death or permanent disability, all shares theretofore awarded to the Participant which are still subject to the restrictions imposed by provision (ii) above will upon such termination of employment or consultancy be forfeited and transferred back to the Company. If such employment or consultancy is terminated by action of the Company without cause or by agreement between the Company and the Participant, the Administrator may, in its discretion, release some or all of the shares from the restrictions; (iv) if a Participant ceases to be an employee or consultant of the Company by reason of death or permanent disability, the restrictions will lapse with respect to shares then subject to such restrictions, unless otherwise determined by the Administrator.

       Termination, Duration and Amendments of Plan. The Stock Incentive Plan may be abandoned or terminated at any time by the Board. Unless sooner terminated, the Stock Incentive Plan will terminate on the date ten years after its adoption by the Board. The termination of the Stock Incentive Plan will not affect the validity of any stock option, stock appreciation right or restricted stock outstanding on the date of termination.

       For the purpose of conforming to any changes in applicable law or governmental regulation, or for any other lawful purpose, the Board will have the right, with or without approval of the shareholders of the Company, to amend or revise the terms of the Stock Incentive Plan at any time; however, no such amendment or revision will, without the consent of the holder thereof, change the stock option price (other than anti-dilution adjustments) or alter or impair any stock option, stock appreciation right or restricted stock which has been previously granted or awarded under the Stock Incentive Plan.

      THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE
           ADOPTION OF THE 1999 STOCK INCENTIVE PLAN



                        PROPOSAL THREE

                     ELECTION OF DIRECTORS

       The persons named in the accompanying form of proxy intend to vote all valid proxies received in favor of the election of each of the persons named below as nominees for director unless authority is withheld. Directors elected at the Annual Meeting will serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified, subject to the election and qualification of their successors and to their earlier death, resignation or removal. If any nominee is unable or unwilling to serve, the persons named in the accompanying form of proxy can vote for substitute nominees. Management does not anticipate that this will happen. Each director shall be elected by a plurality of the votes cast.


    NOMINEES FOR DIRECTOR

       The Company's Board of Directors consists of four persons. The following four persons have been nominated by the Board of Directors to fill such positions. All are currently Directors of the Company. Three are the Company's executive officers in addition to their positions as Directors of the Company. Set forth below are the names, ages as of May 31, 1999, and positions currently held of all four:

    NAME                        AGE        POSITION

    Benjamin Rogatinsky         31         CEO and Chairman of
                                           the Board of Directors

    Samuel Rogatinsky           29         President, Chief Operating
                                           Officer and Director

    Paul Lambert                31         Chief Financial
                                           Officer and Director

    William R. Colucci          59         Director


           THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE
                "FOR" ALL NOMINEES FOR DIRECTOR.

                         PROPOSAL FOUR

                  RATIFICATION OF APPOINTMENT OF
            INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

       The Board of Directors has appointed the firm of Berkowitz Dick Pollack & Brant to continue as independent certified public accountants for the Company for the fiscal year ending December 31, 1999. Berkowitz Dick Pollack & Brant has been acting as independent certified public accountants of the Company since March 25, 1999. Unless otherwise indicated, properly executed proxies will be voted for the ratification of the appointment of Berkowitz Dick Pollack & Brant, independent certified public accountants, to audit the books and accounts of the Company for the fiscal year ending December 31, 1999.

       Representatives of Berkowitz Dick Pollack & Brant are expected to be present at the Annual Meeting, will be given an opportunity to make a statement if they desire to do so, and will also be available to respond to appropriate questions from shareholders.

           THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE
          "FOR" THE RATIFICATION OF THE APPOINTMENT OF
  Berkowitz Dick Pollack & Brant AS INDEPENDENT PUBLIC ACCOUNTANTS
    FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999.


                      SHAREHOLDER PROPOSALS

       Shareholders who intend to submit proposals to the Company's shareholders at the 2000 Annual Meeting of Shareholders must submit such proposals to the Company no later than January 30, 2000 in order to be considered for inclusion in the Proxy Statement and Proxy to be distributed by the Board of Directors in connection with that meeting. Shareholder proposals should be submitted to Benjamin Rogatinsky, Chief Executive Officer, PrintOnTheNet.com, Inc., 7700 N.W. 37th Avenue, Miami, Florida 33147.


                      ADDITIONAL INFORMATION

       The Board of Directors is not aware of any matters to be presented at the meeting other than the matters described herein and does not intend to bring any other matters before the meeting. However, if any other matters should come before the meeting, or any adjournment thereof, the persons soliciting the proxies will have discretionary authority to vote all proxies in accordance with their best judgment.

       If you do not plan to attend the meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the meeting, at your request, the Company will cancel any proxy executed by you.


                        FINANCIAL MATTERS

       Detailed financial information of the Company for the fiscal year ended December 31, 1998 is included in the Company's Annual Report to Stockholders, a copy of which is enclosed herewith.


                      REPORT TO STOCKHOLDERS

       A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR
    THE FISCAL YEAR ENDED DECEMBER 31, 1998 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, WILL BE FURNISHED WITHOUT CHARGE TO ANY SHAREHOLDER UPON WRITTEN REQUEST TO THE COMPANY
    AT PrintOnTheNet.com, Inc., 7700 N.W. 37th AVENUE, MIAMI, FLORIDA 33147, ATTENTION: CHIEF EXECUTIVE OFFICER.

                     EXPENSES OF SOLICITATION

       The Company will bear the cost of soliciting proxies from its shareholders and will enlist the help of banks and brokerage houses in soliciting proxies from their customers. The Company will reimburse these institutions for out-of-pocket expenses incurred thereby. In addition to being solicited through the mails, proxies may also be solicited personally or by telephone by the directors, officers and employees of the Company.

       Kindly date, sign and return the enclosed proxy card.

                                      By Order of the Board of
                                      Directors


                                      /s/ Benjamin Rogantinsky
                                      BENJAMIN ROGATINSKY
                                      Chairman and Chief Executive
                                      Officer

                          NET LNNX, INC.

 PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JULY 26, 1999


    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                        OF THE COMPANY

       The undersigned, revoking all prior proxies, hereby appoint(s) Benjamin Rogatinsky and Samuel Rogatinsky, and each of them, with full power of substitution, as proxies to represent and vote, as designated herein, all shares of stock of NET LNNX, INC. (the "Company"), which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company to be held on July 26, 1999 at 7700 N.W. 37th Avenue, Miami, FL 33147 at 10:00 a.m.
    local time, and at any adjournment thereof (the "Meeting").

       In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

       This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted FOR all proposals. Attendance of the undersigned at the meeting or at any adjournment thereof, will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy in writing or shall deliver a subsequently dated proxy to the Chief Executive Officer of the Company or shall vote in person at the Meeting.


         PLEASE FILL IN, DATE, SIGN AND MAIL THIS PROXY
         IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE.


    1. To approve and adopt the Agreement and Plan of Merger resulting in the Reincorporation of the Company.

            [ ]  FOR    [ ]  AGAINST     [ ]   ABSTAIN

    2.  To approve and adopt the Company's 1999 Stock Incentive
        Plan.

            [ ]  FOR    [ ]  AGAINST     [ ]   ABSTAIN

    3. To elect the following four (4) directors (except as marked below) for the ensuing year.

        NOMINEES:   Benjamin Rogatinsky; Samuel Rogatinsky; Paul
                    Lambert; and William R. Colucci.

           [ ]  FOR  all nominees (except as marked below)

           [ ]  WITHHOLD authority to vote for all nominees


    For all nominees except the following nominee(s):


    ___________________________________________________________

    (CONTINUED AND TO BE SIGNED, ON REVERSE SIDE)

    4. To ratify the selection by the Board of Directors of Berkowitz Dick Pollack & Brant as the Company's independent accountants for the fiscal year ending
        December 31, 1999.

           [ ]  FOR    [ ]  AGAINST     [ ] ABSTAIN


    Dated: _______________ , 1999

                                       _________________________
                                       Signature

                                       _________________________
                                       Print name

                                       _________________________
                                       Signature if held jointly

                                       _________________________
                                       Print name

    Please sign exactly as name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians, attorneys and corporate officers should add their titles.

                          EXHIBIT "A"
                  AGREEMENT AND PLAN OF MERGER
                         BY AND BETWEEN
                         NET LNNX, INC.
                  (a Pennsylvania corporation)
                              AND
                    PrintOnTheNet.Com, inc.
                    (a Delaware corporation)


       THIS AGREEMENT AND PLAN OF MERGER is made and entered into as of the ____ day of July, 1999 by and between Net Lnnx, Inc., a business corporation organized under the laws of the State of Pennsylvania, and PrintOnTheNet.Com, Inc., a corporation organized under the laws of the State of Delaware. The Agreement and Plan was adopted on July __, 1999 by resolution of the Board of Directors of Net Lnnx, Inc., a Pennsylvania corporation, and adopted on July __, 1999 by resolution of the Board of Directors of PrintOnTheNet.Com, Inc., a Delaware corporation. The names of the corporations planning to merge are Net Lnnx, Inc., a Pennsylvania corporation, and PrintOnTheNet.Com, Inc., a Delaware corporation. The name of the surviving corporation into which Net Lnnx, Inc., a Pennsylvania corporation, plans to merge is PrintOnTheNet.Com, Inc., a Delaware corporation.

        1. Net Lnnx, Inc., a Pennsylvania corporation, and PrintOnTheNet.Com, Inc., a Delaware corporation, shall, pursuant to the provisions of the Business Corporation Law of the State of Pennsylvania Act and the provisions of the General Corporation Law of the State of Delaware, be merged with and into a single corporation, to wit, PrintOnTheNet.Com, Inc., a Delaware corporation, which shall be the surviving corporation upon the effective time and date of the merger and which is sometimes hereinafter referred to as the "surviving corporation", and which shall continue to exist as surviving corporation under its present name, PrintOnTheNet.Com, Inc. pursuant to the provisions of the General Corporation Law of the State of Delaware. The separate existence of Net Lnnx, Inc., a Pennsylvania corporation, which is sometimes hereinafter referred to as the "disappearing corporation", shall cease at the effective time and date of the merger in accordance with the provisions of the Business Corporation Law of the State of Pennsylvania.

        2. The Certificate of Incorporation of the surviving corporation at the effective time and date of the merger in the State of Delaware shall be the Certificate of Incorporation of said surviving corporation and said Certificate of Incorporation shall continue in full force and effect until amended and changed in the manner prescribed by the provisions of the General Corporation Law of the State of Delaware.

        3. The Bylaws of the surviving corporation at the effective time and date of the merger in the State of Delaware shall be the Bylaws of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the General Corporation Law of the State of Delaware.

        4. The directors and officers in office of the surviving corporation at the effective time and date of the merger in the State of Delaware shall be the first members of the Board of Directors and the first officers of the surviving corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the Bylaws of the surviving corporation.

        5. Each issued share of common stock of the disappearing corporation and each right to purchase a share of common stock in the disappearing corporation immediately prior to the effective time and date of the merger shall, at the effective time and date of the merger, be converted into one share of common stock of the surviving corporation or the right to purchase one share of common stock of the surviving corporation on the same terms and conditions. Each issued share of preferred stock of the disappearing corporation and each right to purchase a share of preferred stock in the disappearing corporation immediately prior to the effective time and date of the merger shall, at the effective time and date of the merger, be converted into 7.207 shares of common stock of the surviving corporation or the right to purchase
    7.207 shares of common stock of the surviving corporation on the same terms and conditions. The issued shares of the surviving corporation shall not be converted or exchanged in any manner and each said share which is issued at the effective time and date of the merger shall be returned and cancelled by the surviving corporation and shall be of no value.

        6. The Agreement and Plan of Merger has been submitted to the shareholders of the disappearing corporation for their approval in the manner prescribed by the provisions of the Business Corporation Law of the State of Pennsylvania, and the merger of the disappearing corporation with and into the surviving corporation has been authorized in the manner prescribed by the General Corporation Law of the State of Delaware.

        7. The disappearing corporation and the surviving corporation hereby stipulate that they will cause to be executed and filed and/or recorded any document or documents prescribed by the laws of the State of Pennsylvania and of the State of Delaware, and that they will cause to be performed all necessary acts therein and elsewhere to effectuate the merger.

        8. The Board of Directors and the proper officers of the disappearing corporation and the surviving corporation, respectively, are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and/or record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Plan and Agreement of Merger or of the merger herein provided for.

        9. The merger shall become effective on the time and date on which the Articles of Merger have been filed with the Department of State of the State of Pennsylvania and the Certificate of Merger has been filed with the Secretary of State of the State of Delaware.

        IN WITNESS WHEREOF, this Plan and Agreement of Merger is hereby executed upon behalf of the disappearing corporation and the surviving corporation.

                                    NET LNNX, INC., a Pennsylvania
                                    corporation


                                    By:______________________________
                                       Ben Rogatinsky, Chairman
                                       and CEO



                                   PrintOnTheNet.Com, Inc, a Delaware
                                   corporation


                                   By:_______________________________
                                      Ben Rogatinsky, Chairman
                                      and CEO

                             EXHIBIT "B"
               RESTATED CERTIFICATE OF INCORPORATION

                                 OF

                      PRINTONTHENET.COM, INC.



It is hereby certified that:


     1. The present name of the corporation (hereinafter called the "Corporation") is PrintOnTheNet.Com, Inc., which is the name under which the Corporation was originally incorporated; and the date of filing the original Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware is January 27, 1999.


     2. The Certificate of Incorporation of the Corporation is hereby amended in its entirety and replaced by substituting in lieu thereof the Restated Certificate of Incorporation hereinafter provided for.


     3. The provisions of the Certificate of Incorporation of the Corporation as herein amended, are hereby restated and integrated in the single instrument which is hereinafter set forth, and which is entitled the Restated Certificate of Incorporation of PrintOnTheNet.Com, Inc., without any further amendments other than the amendments herein certified.


     4. The amendments and the restatement of the Certificate of Incorporation herein certified have been duly adopted by the stockholders in accordance with the provisions of Sections 228, 242, and 245 of the General Corporation Law of the State of Delaware.

     5. The Certificate of Incorporation of the Corporation, as amended and restated herein, shall read as follows:



                         ARTICLE FIRST

                              NAME

     The name of the corporation (hereinafter called the "Corporation") is PrintOnTheNet.Com, Inc.


                         ARTICLE SECOND

                       REGISTERED OFFICE

     The address of the registered office of the Corporation in the State of Delaware is 1013 Centre Road, Wilmington, DE, 19805, County of New Castle. The name of the registered agent of the Corporation at such address is Corporation Service Company.


                         ARTICLE THIRD

                            PURPOSE

     The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.


                         ARTICLE FOURTH

                         CAPITAL STOCK

     The total number of shares of all classes of stock that the Corporation shall have the authority to issue is 50,000,000 shares, consisting of:

      (a) 40,000,000 shares of common stock (the "Common Stock"), par value $.001 per share;

      (b)   10,000,000 shares of preferred stock (the "Preferred
Stock"), par value $.001 per share.

The designations, powers, preferences and relative participating, optional or other special rights, and the qualifications, limitations and restrictions thereof in respect of the Preferred Stock and the Common Stock are as follows:

     A.   COMMON STOCK

     1. Voting.Except as otherwise expressly provided by law, and subject to the voting rights provided to the holders of Preferred Stock by this Certificate of Incorporation, the Common Stock shall have exclusive voting rights on all matters requiring a vote of stockholders, voting together with the holders of Preferred Stock, as one class.

     2. Other Rights. Each share of Common Stock issued and outstanding shall be identical in all respects one with the other, and no dividends shall be paid on any shares of Common Stock unless the same is paid on all shares of Common Stock outstanding at the time of such payment. Except for and subject to those rights expressly granted to the holders of the Preferred Stock, or except as may be provided by the laws of the State of Delaware, the holders of Common Stock shall have exclusively all other rights of stockholders.

     B.   PREFERRED STOCK

     1. Issuance.The Preferred Stock may be issued from time to time in one or more series. Subject to the limitations set forth herein and any limitations prescribed by law, the Board of Directors is expressly authorized, prior to issuance of any series of Preferred Stock, to fix by resolution or resolutions providing for the issue of any series the number of shares included in such series and the designations, relative powers, preferences and rights, and the qualifications, limitations or restrictions of such series. Pursuant to the foregoing general authority vested in the Board of Directors, but not in limitation of the powers conferred on the Board of Directors thereby and by the General Corporation Law of the State of Delaware, the Board of Directors is expressly authorized to determine with respect to each series of Preferred Stock:

          (a) the designation or designations of such series and the number of shares (which number from time to time may be decreased by the Board of Directors, but not below the number of such shares then outstanding, or may be increased by the Board of Directors unless otherwise provided in creating such series) constituting such series;

          (b) the rate or amount and times at which, and the preferences and conditions under which, dividends shall be payable on shares of such series, the status of such dividends as cumulative or noncumulative, the date or dates from which dividends, if cumulative, shall accumulate, and the status of such shares as participating or nonparticipating after the payment of dividends as to which such shares are entitled to any preference;

          (c) the rights and preferences, if any, of the holders of shares of such series upon the liquidation, dissolution or winding up of the affairs of, or upon any distribution of the assets of, the corporation, which amount may vary depending upon whether such liquidation, dissolution or winding up is voluntary or involuntary and, if voluntary, may vary at different dates, and the status of the shares of such series as participating or nonparticipating after the satisfaction of any such rights and preferences;

          (d) the full or limited voting rights, if any, to be provided for shares of such series, in addition to the voting rights provided by law;

          (e) the times, terms and conditions, if any, upon which shares of such series shall be subject to redemption, including the amount the holders of shares of such series shall be entitled to receive upon redemption (which amount may vary under different conditions or at different redemption dates) and the amount, terms, conditions and manner of operation of any purchase, retirement or sinking fund to be provided for the shares of such series;

          (f) the rights, if any, of holders of shares of such series to convert such shares into, or to exchange such shares for, shares of any other class or classes or of any other series of the same class, the prices or rates of conversion or exchange, and adjustments thereto, and any other terms and conditions applicable to such conversion or exchange;

          (g) the limitations, if any, applicable while such series is outstanding on the payment of dividends or making of distributions on, or the acquisition or redemption of, Common Stock or any other class of shares ranking junior, either as to dividends or upon liquidation, to the shares of such series;

          (h) the conditions or restrictions, if any, upon the issue of any additional shares (including additional shares of such series or any other series or of any other class) ranking on a parity with or prior to the shares of such series either as to dividends or upon liquidation; and

          (i) any other relative powers, preferences and participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of shares of such series; in each case, so far as not inconsistent with the provisions of this Certificate of Incorporation or the General Corporation Law of the State of Delaware as then in effect.

                         ARTICLE SIXTH

                            DURATION

     The Corporation shall have perpetual existence.


                        ARTICLE SEVENTH

                  POWERS OF BOARD OF DIRECTORS

     For the management of the business and for the conduct of the affairs of the Corporation, and in further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders, it is further provided:

     (a) In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized and empowered:

          (i) to make, alter, amend or repeal the By-laws in any manner not inconsistent with the laws of the State of Delaware or this Certificate of Incorporation;

          (ii) without the assent or vote of the stockholders, to authorize and issue securities and obligations of the Corporation, secured or unsecured, and to include therein such provisions as to redemption, conversion or other terms thereof as the Board of Directors in its sole discretion may determine, and to authorize the mortgaging or pledging, as security therefor, of any property of the corporation, real or personal, including after-acquired property;

          (iii) to determine whether any, and if any, what part, of the net profits of the Corporation or of its surplus shall be declared in dividends and paid to the stockholders, and to direct and determine the use and disposition of any such net profits or such surplus; and

          (iv) to fix from time to time the amount of net profits of the Corporation or of its surplus to be reserved as working capital or for any other lawful purpose.

                      In addition to the powers and authorities
                 herein or by statute expressly conferred upon it, the Board of Directors may exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the laws of the State of Delaware, of this Certificate of Incorporation and of the By-laws of the Corporation.

     (b) Any director or any officer elected or appointed by the stockholders or by the Board of Directors may be removed at any time in such manner as shall be provided in the By-laws of the Corporation.

     (c) From time to time any of the provisions of this Certificate of Incorporation may be altered, amended or repealed, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner and at the time prescribed by said laws, and all rights at any time conferred upon the stockholders of the Corporation by this Certificate of Incorporation are granted subject to the provisions of this paragraph (c).


                         ARTICLE EIGHTH

                    LIMITATION ON LIABILITY

     A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law is amended after the date of incorporation of the Corporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended. No amendment to or repeal or modification of this Article Eighth shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director prior to such amendment, repeal, or modification.

                         ARTICLE NINTH

                        INDEMNIFICATION

     The Corporation shall, to the fullest extent permitted by the provisions of Section 145 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented, indemnify any and all persons whom it shall have the power to indemnify under said Section from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said Section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such person."


Signed on this 27 day of May, 1999.



                                  /s/Benjamin Rogatinsky
                                  Benjamin Rogatinsky, Chairman and
                                  CEO

                            EXHIBIT "C"


                              BYLAWS

                                OF

                      PRINTONTHENET.COM, INC.
                      (a Delaware corporation)


                            ARTICLE I

                          STOCKHOLDERS


     1. CERTIFICATES REPRESENTING STOCK. Certificates representing stock in the corporation shall be signed by, or in the name of, the corporation by the Chairman or Vice-Chairman of the Board of Directors, if any, or by the President or a Vice-President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the corporation. Any or all the signatures on any such certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

             Whenever the corporation shall be authorized to issue more than one class of stock or more than one series of any class of stock, and whenever the corporation shall issue any shares of its stock as partly paid stock, the certificates representing shares of any such class or series or of any such partly paid stock shall set forth thereon the statements prescribed by the General Corporation Law. Any restrictions on the transfer or registration of transfer of any shares of stock of any class or series shall be noted conspicuously on the certificate representing such shares.

             The corporation may issue a new certificate of stock or uncertificated shares in place of any certificate theretofore issued by it, alleged to have been lost, stolen, or destroyed, and the Board of Directors may require the owner of the lost, stolen, or destroyed certificate, or his legal representative, to give the corporation a bond sufficient to indemnify the corporation against any claim that may be made against it on account of the alleged loss, theft, or destruction of any such certificate or the issuance of any such new certificate or uncertificated shares.

     2. UNCERTIFICATED SHARES. Subject to any conditions imposed by the General Corporation Law, the Board of Directors of the corporation may provide by resolution or resolutions that some or all of any or all classes or series of the stock of the corporation shall be uncertificated shares. Within a reasonable time after the issuance or transfer of any uncertificated shares, the corporation shall send to the registered owner thereof any written notice prescribed by the General Corporation Law.

     3. FRACTIONAL SHARE INTERESTS. The corporation may, but shall not be required to, issue fractions of a share. If the corporation does not issue fractions of a share, it shall (1) arrange for the disposition of fractional interests by those entitled thereto, (2) pay in cash the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined, or (3) issue scrip or warrants in registered form (either represented by a certificate or uncertificated) or bearer form (represented by a certificate) which shall entitle the holder to receive a full share upon the surrender of such scrip or warrants aggregating a full share. A certificate for a fractional share or an uncertificated fractional share shall, but scrip or warrants shall not unless otherwise provided therein, entitle the holder to exercise voting rights, to receive dividends thereon, and to participate in any of the assets of the corporation in the event of liquidation.
The Board of Directors may cause scrip or warrants to be issued subject to the conditions that they shall become void if not exchanged for certificates representing the full shares or uncertificated full shares before a specified date, or subject to the conditions that the shares for which scrip or warrants are exchangeable may be sold by the corporation and the proceeds thereof distributed to the holders of scrip or warrants, or subject to any other conditions which the Board of Directors may impose.

     4. STOCK TRANSFERS. Upon compliance with provisions restricting the transfer or registration of transfer of shares of stock, if any, transfers or registration of transfers of shares of stock of the corporation shall be made only on the stock ledger of the corporation by the registered holder thereof, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the corporation or with a transfer agent or a registrar, if any, and, in the case of shares represented by certificates, on surrender of the certificate or certificates for such shares of stock properly endorsed and the payment of all taxes due thereon.

     5. RECORD DATE FOR STOCKHOLDERS. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty nor less than ten days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting. In order that the corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining the stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by the General Corporation Law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by the General Corporation Law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action. In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion, or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

     6. MEANING OF CERTAIN TERMS. As used herein in respect of the right to notice of a meeting of stockholders or a waiver thereof or to participate or vote thereat or to consent or dissent in writing in lieu of a meeting, as the case may be, the term "share" or "shares" or "share of stock" or "shares of stock" or "stockholder" or "stockholders" refers to an outstanding share or shares of stock and to a holder or holders of record of outstanding shares of stock when the corporation is authorized to issue only one class of shares of stock, and said reference is also intended to include any outstanding share or shares of stock and any holder or holders of record of outstanding shares of stock of any class upon which or upon whom the certificate of incorporation confers such rights where there are two or more classes or series of shares of stock or upon which or upon whom the General Corporation Law confers such rights notwithstanding that the certificate of incorporation may provide for more than one class or series of shares of stock, one or more of which are limited or denied such rights thereunder; provided, however, that no such right shall vest in the event of an increase or a decrease in the authorized number of shares of stock of any class or series which is otherwise denied voting rights under the provisions of the certificate of incorporation, except as any provision of law may otherwise require.

     7.     STOCKHOLDER MEETINGS.

            - TIME. The annual meeting shall be held on the date and at the time fixed, from time to time, by the directors, provided, that the first annual meeting shall be held on a date within thirteen months after the organization of the corporation, and each successive annual meeting shall be held on a date within thirteen months after the date of the preceding annual meeting.
A special meeting shall be held on the date and at the time fixed by the directors.

            - PLACE. Annual meetings and special meetings shall be held at such place, within or without the State of Delaware, as the directors may, from time to time, fix. Whenever the directors shall fail to fix such place, the meeting shall be held at the registered office of the corporation in the State of Delaware.

            - CALL. Annual meetings and special meetings may be called by the directors or by any officer instructed by the directors to call the meeting.

            - NOTICE OR WAIVER OF NOTICE. Written notice of all meetings shall be given, stating the place, date, and hour of the meeting and stating the place within the city or other municipality or community at which the list of stockholders of the corporation may be examined. The notice of an annual meeting shall state that the meeting is called for the election of directors and for the transaction of other business which may properly come before the meeting, and shall (if any other action which could be taken at a special meeting is to be taken at such annual meeting) state the purpose or purposes. The notice of a special meeting shall in all instances state the purpose or purposes for which the meeting is called. The notice of any meeting shall also include, or be accompanied by, any additional statements, information, or documents prescribed by the General Corporation Law. Except as otherwise provided by the General Corporation Law, a copy of the notice of any meeting shall be given, personally or by mail, not less than ten days nor more than sixty days before the date of the meeting, unless the lapse of the prescribed period of time shall have been waived, and directed to each stockholder at his record address or at such other address which he may have furnished by request in writing to the Secretary of the corporation. Notice by mail shall be deemed to be given when deposited, with postage thereon prepaid, in the United States Mail. If a meeting is adjourned to another time, not more than thirty days hence, and/or to another place, and if an announcement of the adjourned time and/or place is made at the meeting, it shall not be necessary to give notice of the adjourned meeting unless the directors, after adjournment, fix a new record date for the adjourned meeting. Notice need not be given to any stockholder who submits a written waiver of notice signed by him before or after the time stated therein.
Attendance of a stockholder at a meeting of stockholders shall constitute a waiver of notice of such meeting, except when the stockholder attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice.

            - STOCKHOLDER LIST. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city or other municipality or community where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by this section or the books of the corporation, or to vote at any meeting of stockholders.

            - CONDUCT OF MEETING. Meetings of the stockholders shall be presided over by one of the following officers in the order of seniority and if present and acting - the Chairman of the Board, if any, the Vice-Chairman of the Board, if any, the President, a Vice-President, or, if none of the foregoing is in office and present and acting, by a chairman to be chosen by the stockholders. The Secretary of the corporation, or in his absence, an Assistant Secretary, shall act as secretary of every meeting, but if neither the Secretary nor an Assistant Secretary is present the Chairman of the meeting shall appoint a secretary of the meeting.

            - PROXY REPRESENTATION. Every stockholder may authorize another person or persons to act for him by proxy in all matters in which a stockholder is entitled to participate, whether by waiving notice of any meeting, voting or participating at a meeting, or expressing consent or dissent without a meeting. Every proxy must be signed by the stockholder or by his attorney-in-fact. No proxy shall be voted or acted upon after three years from its date unless such proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and, if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the corporation generally.

            - INSPECTORS. The directors, in advance of any meeting, may, but need not, appoint one or more inspectors of election to act at the meeting or any adjournment thereof. If an inspector or inspectors are not appointed, the person presiding at the meeting may, but need not, appoint one or more inspectors. In case any person who may be appointed as an inspector fails to appear or act, the vacancy may be filled by appointment made by the directors in advance of the meeting or at the meeting by the person presiding thereat. Each inspector, if any, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspectors at such meeting with strict impartiality and according to the best of his ability. The inspectors, if any, shall determine the number of shares of stock outstanding and the voting power of each, the shares of stock represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots, or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots, or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the person presiding at the meeting, the inspector or inspectors, if any, shall make a report in writing of any challenge, question, or matter determined by him or them and execute a certificate of any fact found by him or them. Except as otherwise required by subsection (e) of Section 231 of the General Corporation Law, the provisions of that Section shall not apply to the corporation.

            - QUORUM. The holders of a majority of the outstanding shares of stock shall constitute a quorum at a meeting of stockholders for the transaction of any business. The stockholders present may adjourn the meeting despite the absence of a quorum.

            - VOTING. Each share of stock shall entitle the holders thereof to one vote. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Any other action shall be authorized by a majority of the votes cast except where the General Corporation Law prescribes a different percentage of votes and/or a different exercise of voting power, and except as may be otherwise prescribed by the provisions of the certificate of incorporation and these Bylaws. In the election of directors, and for any other action, voting need not be by ballot.

     8. STOCKHOLDER ACTION WITHOUT MEETINGS. Any action required by the General Corporation Law to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing. Action taken pursuant to this paragraph shall be subject to the provisions of
Section 228 of the General Corporation Law.

                        ARTICLE II

                        DIRECTORS

     9. FUNCTIONS AND DEFINITION. The business and affairs of the corporation shall be managed by or under the direction of the Board of Directors of the corporation. The Board of Directors shall have the authority to fix the compensation of the members thereof. The use of the phrase "whole board" herein refers to the total number of directors which the corporation would have if there were no vacancies.

     10. QUALIFICATIONS AND NUMBER. A director need not be a stockholder, a citizen of the United States, or a resident of the State of Delaware. The initial Board of Directors shall consist of three (3) persons. Thereafter the number of directors constituting the whole board shall be at least one. Subject to the foregoing limitation and except for the first Board of Directors, such number may be fixed from time to time by action of the stockholders or of the directors, or, if the number is not fixed, the number shall be one (1). The number of directors may be increased or decreased by action of the stockholders or of the directors.

     11. ELECTION AND TERM. The first Board of Directors, unless the members thereof shall have been named in the certificate of incorporation, shall be elected by the incorporator or incorporators and shall hold office until the first annual meeting of stockholders and until their successors are elected and qualified or until their earlier resignation or removal. Any director may resign at any time upon written notice to the corporation. Thereafter, directors who are elected at an annual meeting of stockholders, and directors who are elected in the interim to fill vacancies and newly created directorships, shall hold office until the next annual meeting of stockholders and until their successors are elected and qualified or until their earlier resignation or removal. Except as the General Corporation Law may otherwise require, in the interim between annual meetings of stockholders or of special meetings of stockholders called for the election of directors and/or for the removal of one or more directors and for the filling of any vacancy in that connection, newly created directorships and any vacancies in the Board of Directors, including unfilled vacancies resulting from the removal of directors for cause or without cause, may be filled by the vote of a majority of the remaining directors then in office, although less than a quorum, or by the sole remaining director.

     12.    MEETINGS.

            - TIME. Meetings shall be held at such time as the Board shall fix, except that the first meeting of a newly elected
Board shall be held as soon after its election as the directors may conveniently assemble.

            - PLACE. Meetings shall be held at such place within or without the State of Delaware as shall be fixed by the Board.

            - CALL. No call shall be required for regular meetings for which the time and place have been fixed. Special meetings may be called by or at the direction of the Chairman of the Board, if any, the Vice-Chairman of the Board, if any, of the President, or of a majority of the directors in office.

            - NOTICE OR ACTUAL OR CONSTRUCTIVE WAIVER. No notice shall be required for regular meetings for which the time and place have been fixed. Written, oral, or any other mode of notice of the time and place shall be given for special meetings in sufficient time for the convenient assembly of the directors thereat. Notice need not be given to any director or to any member of a committee of directors who submits a written waiver of notice signed by him before or after the time stated therein. Attendance of any such person at a meeting shall constitute a waiver of notice of such meeting, except when he attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the directors need be specified in any written waiver of notice.

            - QUORUM AND ACTION. A majority of the whole Board shall constitute a quorum except when a vacancy or vacancies prevents such majority, whereupon a majority of the directors in office shall constitute a quorum, provided, that such majority shall constitute at least one-third of the whole Board. A majority of the directors present, whether or not a quorum is present, may adjourn a meeting to another time and place. Except as herein otherwise provided, and except as otherwise provided by the General Corporation Law, the vote of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board. The quorum and voting provisions herein stated shall not be construed as conflicting with any provisions of the General Corporation Law and these Bylaws which govern a meeting of directors held to fill vacancies and newly created directorships in the Board or action of disinterested directors.

                 Any member or members of the Board of Directors or of any committee designated by the Board, may participate in a meeting of the Board, or any such committee, as the case may be, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other.

            - CHAIRMAN OF THE MEETING. The Chairman of the Board, if any and if present and acting, shall preside at all meetings. Otherwise, the Vice-Chairman of the Board, if any and if present and acting, or the President, if present and acting, or any other director chosen by the Board, shall preside.

     13. REMOVAL OF DIRECTORS. Except as may otherwise be provided by the General Corporation Law, any director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors.

     14. COMMITTEES. The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of any member of any such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board, shall have and may exercise the powers and authority of the Board of Directors in the management of the business and affairs of the corporation with the exception of any authority the delegation of which is prohibited by Section 141 of the General Corporation
Law, and may authorize the seal of the corporation to be affixed to all papers which may require it.

     15. WRITTEN ACTION. Any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.


                        ARTICLE III

                         OFFICERS

     The officers of the corporation shall consist of a President, a Chief Executive Officer, a Chief Financial Officer, and, if deemed necessary, expedient, or desirable by the Board of Directors, a Chairman of the Board, and such other officers with such titles as the resolution of the Board of Directors choosing them shall designate. Except as may otherwise be provided in the resolution of the Board of Directors choosing him, no officer other than the Chairman or Vice-Chairman of the Board, if any, need be a director. Any number of offices may be held by the same person, as the directors may determine.

     Unless otherwise provided in the resolution choosing him, each officer shall be chosen for a term which shall continue until the meeting of the Board of Directors following the next annual meeting of stockholders and until his successor shall have been chosen and qualified.

     All officers of the corporation shall have such authority and perform such duties in the management and operation of the corporation as shall be prescribed in the resolutions of the Board of Directors designating and choosing such officers and prescribing their authority and duties, and shall have such additional authority and duties as are incident to their office except to the extent that such resolutions may be inconsistent therewith. The proper officer of the corporation shall record all of the proceedings of all meetings and actions in writing of stockholders, directors, and committees of directors, and shall exercise such additional authority and perform such additional duties as the Board shall assign to him. Any officer may be removed, with or without cause, by the Board of Directors. Any vacancy in any office may be filled by the Board of Directors.

                         ARTICLE IV

                       CORPORATE SEAL

     The corporate seal shall be in such form as the Board of Directors shall prescribe.


                         ARTICLE V

                        FISCAL YEAR

     The fiscal year of the corporation shall be fixed, and shall be subject to change, by the Board of Directors.


                        ARTICLE VI

                   CONTROL OVER BYLAWS

     Subject to the provisions of the certificate of incorporation and the provisions of the General Corporation Law, the power to amend, alter, or repeal these Bylaws and to adopt new Bylaws may be exercised by the Board of Directors or by the stockholders.

                          EXHIBIT "D"
                    PrintOnTheNet.Com, Inc.
                   1999 STOCK INCENTIVE PLAN


          1. DEFINITIONS: As used herein, the following definitions shall apply:

    (a) "Administrator" shall mean the Board of Directors or the Committee if the Board of Directors, in its sole discretion, designates the Committee to administer the Plan.

    (b) "Board of Directors" shall mean the Board of Directors of the Corporation.

    (c) "Committee" shall mean the Compensation Committee designated by the Board of Directors of the Corporation, or such other committee as shall be specified by the Board of Directors to perform the functions and duties of the Committee under the Plan; provided, however, that the Committee shall comply with the requirements of (i) Rule 16b-3 of the Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (ii) Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder.

    (d)  "Corporation" shall mean PrintOnTheNet.Com, Inc., a
         Delaware corporation, or any successor there

    (e) "Discretion" shall mean in the sole discretion of the Administrator, with no requirement whatsoever that the Administrator follow past practices, act in a manner consistent with past practices, or treat a key employee, consultant or advisor in a manner consistent with the treatment afforded other key employees, consultants or advisors with respect to the Plan.

    (f)  "Incentive Option" shall mean an option to purchase
         Common Stock of the Corporation which meets the requirements set forth in the Plan and also meets the definition of an incentive stock option within the meaning of Section 422 of the Code; provided, however, that Incentive Options may only be granted to persons who are employees of the Corporation or of a subsidiary corporation in which the Corporation owns, directly or indirectly, 50% or more of the combined voting power of all classes of stock of the subsidiary corporation. The stock option agreement for an Incentive Option shall state that the option is intended to be an Incentive Option.

    (g) "Nonqualified Option" shall mean an option to purchase Common Stock of the Corporation which meets the requirements set forth in the Plan but does not meet the definition of an incentive stock option within the meaning of Section 422 of the Code. The stock option agreement for a Nonqualified Option shall state that the option is intended to be a Nonqualified Option.

    (h) "Participant" shall mean any individual designated by the Administrator under Paragraph 6 for participation in the Plan.

    (i)  "Plan" shall mean this PrintOnTheNet.Com, Inc.
         1999 Stock Incentive Plan.

    (j) "Restricted stock award" shall mean a grant of Common Stock of the Corporation which is subject to forfeiture, restrictions against transfer, and such other terms and conditions determined by the Administrator, as provided in Paragraph 18.

    (k) "Stock appreciation right" shall mean a right to receive the appreciation in value, or a portion of the appreciation in value, of a specified number of shares of the Common Stock of the Corporation, as provided in Paragraph 12.

    (l) "Subsidiary" shall mean any corporation or similar entity in which the Corporation owns, directly or indirectly, stock or other equity interest ("Stock") possessing more than 25% of the combined voting power of all classes of Stock; provided, however, that an Incentive Option may be granted to an employee of a Subsidiary only if the Subsidiary is a corporation and the Corporation owns, directly or indirectly, 50% or more of the total combined voting power of all classes of Stock of the Subsidiary.

         2. PURPOSE OF PLAN: The purpose of the Plan is to provide employees (including officers and directors who are also employees), consultants and advisors of the Corporation and its Subsidiaries with an increased incentive to make significant and extraordinary contributions to the long-term performance and growth of the Corporation and its Subsidiaries, to join the interests of employees, consultants and advisors with the interests of the shareholders of the Corporation, and to facilitate attracting and retaining employees, consultants and advisors of exceptional ability.

         3. ADMINISTRATION: The Plan shall be administered by the Administrator. Subject to the provisions of the Plan, the Administrator shall determine, from those eligible to be Participants under the Plan, the persons to be granted stock options, stock appreciation rights and restricted stock, the amount of stock or rights to be optioned or granted to each such person, and the terms and conditions of any stock options, stock appreciation rights and restricted stock. Subject to the provisions of the Plan, the Administrator is authorized to interpret the Plan, to make, amend and rescind rules and regulations relating to the Plan and to make all other determinations necessary or advisable for the Plan's administration. Interpretation and construction of any provision of the Plan by the Administrator shall, unless otherwise determined by the Board of Directors in cases where the Committee is the Administrator, be final and conclusive.
    A majority of the Administrator shall constitute a quorum, and the acts approved by a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Administrator, shall be the acts of the Administrator.

         4. INDEMNIFICATION OF THE BOARD OF DIRECTORS AND COMMITTEE MEMBERS: In addition to such other rights of indemnification as they may have, the members of the Board of Directors and the Committee shall be indemnified by the Corporation in connection with any claim, action, suit or proceeding relating to any action taken or failure to act under or in connection with the Plan or any option, stock appreciation right or restricted stock granted hereunder to the full extent provided for under the Corporation's Bylaws with respect to indemnification of directors of the Corporation.

         5. MAXIMUM NUMBER OF SHARES SUBJECT TO PLAN: The maximum number of shares with respect to which stock options or stock appreciation rights may be granted or which may be awarded as restricted stock under the Plan shall be 4,000,000 shares in the aggregate of Common Stock of the Corporation. The number of shares with respect to which a stock appreciation right is granted, but not the number of shares which the Corporation delivers or could deliver to a Participant upon exercise of a stock appreciation right, shall be charged against the aggregate number of shares remaining available under the Plan; provided, however, that in the case of a stock appreciation right granted in conjunction with a stock option under circumstances in which the exercise of the stock appreciation right results in termination of the stock option and vice versa, only the number of shares subject to the stock option shall be charged against the aggregate number of shares remaining available under the Plan. If a stock option or stock appreciation right expires or terminates for any reason (other than termination as a result of the exercise of a related right) without having been fully exercised, or if shares of restricted stock are forfeited, the number of shares with respect to which the stock option or stock appreciation right was not exercised at the time of its expiration or termination, and the number of forfeited shares of restricted stock, shall again become available for the grant of stock options or stock appreciation rights, or the award of restricted stock, under the Plan, unless the Plan shall have been terminated.

         The number of shares subject to each outstanding stock option, stock appreciation right or restricted stock award, the option price with respect to outstanding stock options, the grant value with respect to outstanding stock appreciation rights and the aggregate number of shares remaining available under the Plan shall be subject to such adjustment as the Administrator, in its Discretion, deems appropriate to reflect such events as stock dividends, stock splits, recapitalizations, mergers, consolidations or reorganizations of or by the Corporation; provided, however, that no fractional shares shall be issued pursuant to the Plan, no rights may be granted under the Plan with respect to fractional shares, and any fractional shares resulting from such adjustments shall be eliminated from any outstanding stock option, stock appreciation right, or restricted stock award.

          6. PARTICIPANTS: The Administrator shall determine and designate from time to time, in its Discretion, those employees, consultants or advisors of the Corporation or any Subsidiary to receive stock options, stock appreciation rights, or restricted stock who, in the judgment of the Administrator, are or will become responsible for the direction and financial success of the Corporation or any Subsidiary; provided, however, that Incentive Options may be granted only to persons who are employees of the Corporation or a Subsidiary, and in the case of a Subsidiary only if (i) the Corporation owns, directly or indirectly, 50% or more of the total combined voting power of all classes of Stock of the
    Subsidiary and (ii) the Subsidiary is a corporation.   For the
    purposes of the Plan, eligible employees shall include officers and directors who are also employees of the Corporation or any Subsidiary.

          7. WRITTEN AGREEMENT: Each stock option, stock appreciation right and restricted stock award shall be evidenced by a written agreement (each a "Corporation-Participant Agreement") containing such provisions as may be approved by the Administrator. Each such Corporation-Participant Agreement shall constitute a binding contract between the Corporation and the Participant and every Participant, upon acceptance of such Agreement, shall be bound by the terms and restrictions of the Plan and of such Agreement. The terms of each such Corporation-Participant Agreement shall be in accordance with the Plan, but each Agreement may include such additional provisions and restrictions determined by the Administrator, in its Discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan.

          8. ALLOTMENT OF SHARES: Subject to the terms of the Plan, the Administrator shall determine and fix, in its Discretion, the number of shares of Common Stock with respect to which a Participant may be granted stock options and stock appreciation rights and the number of shares of restricted stock which a Participant may be awarded.

          9. STOCK OPTIONS: Subject to the terms of the Plan, the Administrator, in its Discretion, may grant to Participants either Incentive Options or Nonqualified Options or any combination thereof. Each option granted under the Plan shall designate the number of shares covered thereby, if any, with respect to which the option is an Incentive Option, and the number of shares covered thereby, if any, with respect to which the option is a Nonqualified Option.

          10. STOCK OPTION PRICE: Subject to the rules set forth in this Paragraph 10, at the time any stock option is granted, the Administrator, in its Discretion, shall establish the price per share for which the shares covered by the option may be purchased. With respect to an Incentive Option, such option price shall not be less than 100% of the fair market value of the stock on the date on which such option is granted; provided, however, that with respect to an Incentive Option granted to an employee who at the time of the grant owns (after applying the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting stock of the Corporation or of any parent or subsidiary, the option price shall not be less than 110% of the fair market value of the stock on the date such option is granted. Fair market value of a share shall be determined by the Administrator and may be determined by taking the mean between the highest and lowest quoted selling prices of the Corporation's Common Stock on any exchange or other market on which the shares of Common Stock of the Corporation shall be traded on such date, or if there are no sales on such date, on the next following day on which there are sales. The option price shall be subject to adjustment in accordance with the provisions of paragraph 5 of the Plan.

          11. PAYMENT OF STOCK OPTION PRICE: To exercise in whole or in part any stock option granted hereunder, payment of the option price in full in cash or, with the consent of the Administrator, in Common Stock of the Corporation or by a promissory note payable to the order of the Corporation in a form acceptable to the Administrator, shall be made by the Participant for all shares so purchased. Such payment may, with the consent of the Administrator, also consist of a cash down payment and delivery of such promissory note in the amount of the unpaid exercise price. In the Discretion of and subject to such conditions as may be established by the Administrator, payment of the option price may also be made by the Corporation retaining from the shares to be delivered upon exercise of the stock option that number of shares having a fair market value on the date of exercise equal to the option price of the number of shares with respect to which the
    Participant exercises the stock option.   Such payment may
    also be made in such other manner as the Administrator
    determines is appropriate, in its Discretion.   No Participant
    shall have any of the rights of a shareholder of the Corporation under any stock option until the actual issuance of shares to said Participant, and prior to such issuance no adjustment shall be made for dividends, distributions or other rights in respect of such shares, except as provided in Paragraph 5.

          12. STOCK APPRECIATION RIGHTS: Subject to the terms of the Plan, the Administrator may grant stock appreciation rights to Participants either in conjunction with, or independently of, any stock options granted under the Plan.
    A stock appreciation right granted in conjunction with a stock option may be an alternative right wherein the exercise of the stock option terminates the stock appreciation right to the extent of the number of shares purchased upon exercise of the stock option and, correspondingly, the exercise of the stock appreciation right terminates the stock option to the extent of the number of shares with respect to which the stock appreciation right is exercised. Alternatively, a stock appreciation right granted in conjunction with a stock option may be an additional right wherein both the stock appreciation right and the stock option may be exercised. A stock appreciation right may not be granted in conjunction with an Incentive Option under circumstances in which the exercise of the stock appreciation right affects the right to exercise the Incentive Option or vice versa, unless the stock appreciation right, by its terms, meets all of the following requirements:

                  (a) the stock appreciation right will expire no later than the Incentive Option;

                  (b) the stock appreciation right may be for no more than the difference between the option price of the Incentive Option and the fair market value of the shares subject to the Incentive Option at the time the stock appreciation right is exercised;

                  (c) the stock appreciation right is transferable only when the Incentive Option is transferable, and under the same conditions;

                  (d) the stock appreciation right may be exercised only when the Incentive Option is eligible to be exercised; and

                  (e) the stock appreciation right may be exercised only when the fair market value of the shares subject to the Incentive Option exceeds the option price of the Incentive Option.

         Upon exercise of a stock appreciation right, a Participant shall be entitled to receive, without payment to the Corporation (except for applicable withholding taxes), an amount equal to the excess of or, in the Discretion of the Administrator if provided in the Corporation-Participant Agreement, a portion of the excess of (i) the then aggregate fair market value of the number of shares with respect to which the Participant exercises the stock appreciation right, over (ii) the aggregate fair market value of such number of shares at the time the stock appreciation right was granted. This amount shall be payable by the Corporation, in the Discretion of the Administrator, in cash or in shares of Common Stock of the Corporation or any combination thereof.

          13. GRANTING AND EXERCISING OF STOCK OPTIONS AND STOCK APPRECIATION RIGHTS: Subject to the provisions of this Paragraph 13, each stock option and stock appreciation right granted hereunder shall be exercisable at any such time or times or in any such installments as may be determined by the Administrator at the time of the grants; provided, however, no stock option or stock appreciation right may be exercisable prior to the expiration of six months from the date of grant unless the Participant dies or becomes disabled prior thereto. In addition, the aggregate fair market value (determined at the time the option is granted) of the Common Stock with respect to which Incentive Options are exercisable for the first time by a Participant during any calendar year under any plan maintained by the Corporation (or any parent or subsidiary corporation of the Corporation) shall not exceed $100,000.

         A Participant may exercise a stock option or stock appreciation right, if then exercisable, in whole or in part by delivery to the Corporation of written notice of the exercise, in such form as the Administrator may prescribe, accompanied, in the case of a stock option, by (i) payment for the shares with respect to which the stock option is exercised in accordance with Paragraph 11, or (ii) in the Discretion of the Administrator, irrevocable instructions to a stock broker to promptly deliver to the Corporation full payment for the shares with respect to which the stock option is exercised from the proceeds of the stock broker's sale of or loan against the shares. Except as provided in Paragraph 17 or as provided in any applicable Corporation-Participant Agreement, stock options and stock appreciation rights granted to a Participant may be exercised only while the Participant is an employee or consultant of the Corporation or a Subsidiary.

         Successive stock options and stock appreciation rights may be granted to the same Participant, whether or not the stock option(s) and stock appreciation right(s) previously granted to such Participant remain unexercised. A Participant may exercise a stock option or a stock appreciation right, if then exercisable, notwithstanding that stock options and stock appreciation rights previously granted to such Participant remain unexercised.

          14. NON-TRANSFERABILITY OF INCENTIVE STOCK OPTIONS: No Incentive Stock Option granted under the Plan to a Participant shall be transferable by such Participant otherwise than by will or by the laws of descent and distribution, and Incentive Stock Options shall be exercisable, during the lifetime of the Participant, only by the Participant.

          15.   TERM OF STOCK OPTIONS AND STOCK APPRECIATION RIGHTS:
     If not sooner terminated, each stock option and stock appreciation right granted hereunder shall expire not more than 10 years from the date of the granting thereof; provided, however, that with respect to an Incentive Option or a related stock appreciation right granted to a Participant who, at the time of the grant, owns (after applying the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting stock of all classes of stock of the Corporation or of any parent or subsidiary, such option and stock appreciation right shall expire not more than five (5) years after the date of granting thereof.

          16. CONTINUATION OF EMPLOYMENT: The Administrator may require, in its Discretion, that any Participant under the Plan to whom a stock option or stock appreciation right shall be granted shall agree in writing as a condition of the granting of such stock option or stock appreciation right to remain in the employ of the Corporation or a Subsidiary as an employee, consultant or advisor for a designed minimum period from the date of the granting of such stock option or stock appreciation right as shall be fixed by the Administrator.

          17. TERMINATION OF EMPLOYMENT: If the employment or consultancy of a Participant by the Corporation or a Subsidiary shall terminate, the Administrator may, in its Discretion, permit the exercise of stock options and stock appreciation rights granted to such Participant (i) for a period not to exceed three months following termination of employment with respect to Incentive Options or related stock appreciation rights if termination of employment is not due to death or permanent disability of the Participant, (ii) for a period not to exceed one year following termination of employment with respect to Incentive Options or related stock appreciation rights if termination of employment is due to the death or permanent disability of the Participant, and (iii) for a period not to extend beyond the expiration date with respect to Nonqualified Options or related or independently granted stock appreciation rights. In no event, however, shall a stock option or stock appreciation right be exercisable subsequent to its expiration date and, furthermore, unless the Administrator in its Discretion determine otherwise, a stock option or stock appreciation right may only be exercised after termination of a Participant's employment or consultancy to the extent exercisable on the date of such termination or to the extent exercisable as a result of the reason for such termination. The period of time, if any, a Participant shall have to exercise stock options or stock appreciation rights upon termination of employment or consultancy shall be set forth in the Corporation-Participant Agreement, subject to extension of such time period by the Administrator in its Discretion.

          18. RESTRICTED STOCK AWARDS: Subject to the terms of the Plan, the Administrator may award shares of restricted stock to Participants. All shares of restricted stock granted to Participants under the Plan shall be subject to the following terms and conditions (and to such other terms and conditions prescribed by the Administrator):

          (a) At the time of each award of restricted shares, there shall be established for the shares a restricted period, which shall be no less than six months and no greater than five years. Such restricted period may differ among Participants and may have different expiration dates with respect to portions of shares covered by the same award.

          (b)  Shares of restricted stock awarded to
               Participants may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered during the restricted period applicable to such shares. Except for such restrictions on transfer, a Participant shall have all of the rights of a shareholder in respect of restricted shares awarded to him or her including, but not limited to, the right to receive any dividends on, and the right to vote, the shares.

          (c) If the employment of a Participant as an employee, consultant or advisor of the Corporation or a Subsidiary terminates for any reason (voluntary or involuntary, and with or without cause) other than death or permanent disability, all shares theretofore awarded to the Participant which are still subject to the restrictions imposed by Paragraph 18(b) shall upon such termination of employment be forfeited and transferred back to the Corporation, without payment of any consideration by the Corporation. In the event such employment is terminated by action of the Corporation or a Subsidiary without cause or by agreement between the Corporation or a Subsidiary and the Participant, however, the Administrator may, in its Discretion, release some or all of the shares from the restrictions.

          (d) If the employment of a Participant as an employee, consultant or advisor of the Corporation or a Subsidiary terminates by reason of death or permanent disability, the restrictions imposed by Paragraph 18(b) shall lapse with respect to shares then subject to such restrictions, unless otherwise determined by the Administrator.

          (e) Stock certificates shall be issued in respect of shares of restricted stock awarded hereunder and shall be registered in the name of the Participant. Such certificates shall be deposited with the Corporation or its designee, together with a stock power endorsed in blank, and, in the Discretion of the Administrator, a legend shall be placed upon such certificates reflecting that the shares represented thereby are subject to restrictions against transfer and forfeiture.

          (f) At the expiration of the restricted period applicable to the shares, the Corporation shall deliver to the Participant or the legal representative of the Participant's estate the stock certificates deposited with it or its designee and as to which the restricted period has expired. If a legend has been placed on such certificates, the Corporation shall cause such certificates to be reissued without the legend.

         In the case of events such as stock dividends, stock splits, recapitalizations, mergers, consolidations or reorganizations of or by the Corporation, any stock, securities or other property which a Participant receives or is entitled to receive by reason of his or her ownership of restricted shares shall, unless otherwise determined by the Administrator, be subject to the same restrictions applicable to the restricted shares and shall be deposited with the Corporation or its designee.

         19. INVESTMENT PURPOSE: If the Administrator in its Discretion determines that as a matter of law such procedure is or may be desirable, it may require a Participant, upon any acquisition of Common Stock hereunder (whether by reason of the exercise of stock options or stock appreciation rights or the award of restricted stock) and as a condition to the Corporation's obligation to issue or deliver certificates representing such shares, to execute and deliver to the Corporation a written statement, in form satisfactory to the Administrator, representing and warranting that the Participant's acquisition of shares of stock shall be for such person's own account, for investment and not with a view to the resale or distribution thereof and that any subsequent offer for sale or sale of any such shares shall be made either pursuant to (a) a registration statement on an appropriate form under the Securities Act of 1933, as amended (the "Securities Act"), which registration statement has become effective and is current with respect to the shares being offered and sold, or (b) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the Participant shall, prior to any offer for sale or sale of such shares, obtain a favorable written opinion from counsel for or approved by the Corporation as to the availability of such exemption. The Corporation may endorse an appropriate legend referring to the foregoing restriction upon the certificate or certificates representing any shares issued or transferred to a Participant under the Plan.

          20. RIGHTS TO CONTINUED EMPLOYMENT: Nothing contained in the Plan or in any stock option, stock appreciation right or restricted stock granted or awarded pursuant to the Plan, nor any action taken by the Administrator hereunder, shall confer upon any Participant any right with respect to continuation of employment as an employee, consultant or advisor of the Corporation or a Subsidiary nor interfere in any way with the right of the Corporation or a Subsidiary to terminate such person's employment at any time.

          21. WITHHOLDING PAYMENTS: If upon the exercise of a Nonqualified Option or stock appreciation right, or upon the award of restricted stock or the expiration of restrictions applicable to restricted stock, or upon a disqualifying disposition (within the meaning of Section 422 of the Code) of shares acquired upon exercise of an Incentive Option, there shall be payable by the Corporation or a Subsidiary any amount for income tax withholding, in the Administrator's Discretion, either the Corporation shall appropriately reduce the amount of Common Stock or cash to be delivered or paid to the Participant or the Participant shall pay such amount to the Corporation or Subsidiary to reimburse it for such income tax withholding. The Administrator may, in its Discretion, permit Participants to satisfy such withholding obligations, in whole or in part, by electing to have the amount of Common Stock delivered or deliverable by the Corporation upon exercise of a stock option or stock appreciation right or upon award of restricted stock appropriately reduced, or by electing to tender Common Stock back to the Corporation subsequent to exercise of a stock option or stock appreciation right or award of restricted stock, to reimburse the Corporation or a Subsidiary for such income tax withholding (any such election being irrevocable), subject to such rules and regulations as the Administrator may adopt, including such rules as it determines appropriate with respect to Participants subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to effect such tax withholding in compliance with the Rules established by the Securities and Exchange Commission (the

    "Commission") under Section 16 to the Exchange Act and the positions of the staff of the Commission thereunder expressed in no-action letters exempting such tax withholding from liability under Section 16(b) of the Exchange Act. The Administrator may make such other arrangements with respect to income tax withholding as it shall determine.

          22. EFFECTIVENESS OF PLAN: The Plan shall be effective on the date the Board of Directors of the Corporation adopts the Plan, provided that the shareholders of the Corporation approve the Plan within 12 months of its adoption by the Board of Directors. Stock options, stock appreciation rights and restricted stock may be granted or awarded prior to shareholder approval of the Plan, but each such stock option, stock appreciation right or restricted stock grant or award shall be subject to shareholder approval of the Plan. No stock option or stock appreciation right may be exercised prior to shareholder approval, and any restricted stock awarded is subject to forfeiture if such shareholder approval is not obtained.

          23. TERMINATION, DURATION AND AMENDMENTS OF PLAN: The Plan may be abandoned or terminated at any time by the Board of Directors of the Corporation. Unless sooner terminated, the Plan shall terminate on the date ten years after its adoption by the Board of Directors, and no stock options, stock appreciation rights or restricted stock may be granted or awarded thereafter. The termination of the Plan shall not affect the validity of any stock option, stock appreciation right or restricted stock outstanding on the date of termination.

         For the purpose of conforming to any changes in applicable law or governmental regulations, or for any other lawful purpose, the Board of Directors shall have the right, with or without approval of the shareholders of the Corporation, to amend or revise the terms of the Plan at any time, however, no such amendment or revision will, without the consent of the holder thereof, change the stock option price (other than anti-dilution adjustment) or alter or impair any stock option, stock appreciation right or restricted stock which has been previously granted or awarded under the Plan.

         As adopted by the Board of Directors on May 20, 1999.